Intangible assets	9 Months Ended
Sep. 30, 2024
Intangible assets and goodwill [abstract]
Intangible assets

8.	Intangible assets

Changes in the carrying value of the Company’s identifiable intangible assets are summarized below.

	As at September 30, 2024
	Cost	Accumulated amortization	Carrying value
	$		$
At January 1, 2024	34	(27)	7
Acquisition of Aeterna (note 3)	3,352	-	3,352
Amortization	-	(94)	(94)
Impairment of intangible assets	(1,459)	-	(1,459)
Impact of foreign exchange rate changes	1	-	1
At September 30, 2024	1,928	(121)	1,807

	As at December 31, 2023
	Cost	Accumulated amortization	Carrying value
	$		$
At January 1, 2023	33	(24)	9
Acquisition of Aeterna (note 3)	-	-	-
Amortization	-	(2)	(2)
Impact of foreign exchange rate changes	1	(1)	-
At December 31, 2023	34	(27)	7

COSCIENS Biopharma Inc. (formerly Aeterna Zentaris Inc.)

Notes to the Condensed Interim Consolidated Financial Statements

As of September 30, 2024, and for the three and nine months ended September 30, 2024, and 2023

(In thousands of US dollars, except share and per share data and as otherwise noted)

(Unaudited)

During the three-month period ended September 30, 2024, the Company concluded an indicator of impairment existed related to its macimorelin patent intangible assets due to the primary efficacy endpoint for the pediatric clinical trial not being met according to the definitions in the study protocol and thus requiring further analysis of the study results. These results require further clarification and some reanalysis with the aim to consider the trial outcome and the strategy moving forward.

As a result, the Company performed an impairment test. The recoverable value of the macimorelin patent intangible assets was based on a fair value less costs of disposal determined using the royalty relief method using discounted cash flow models. Management developed assumptions related to revenue, royalty rates, discount rates and probability of possible scenarios. The royalty rate and the range of discount rates used of 21.7% to 25.8% are key assumptions classified as Level 3 in the fair value hierarchy, as they are not based on observable market data. The Company compared the carrying amount of the intangible asset to the fair value, and the recoverable amount of $1,807 was determined to be lower than the carrying value and a $1,459 impairment loss was recorded in the three months ended September 30, 2024. The recoverable value is sensitive to a change in the probability of possible scenarios and an increase or decrease in those assumptions by 10% would result in a change in the impairment recorded by $375. As at September 30, 2024, there remains significant uncertainty with regards to the trial outcome and the strategy moving forward.